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                                                                    EXHIBIT 99.6

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement"), dated as of August 3, 1998, is by and among Universal Standard Healthcare, Inc., a Michigan corporation ("Universal") and Universal Standard Healthcare of Delaware, Inc. ("Universal of Delaware") (Universal and Universal of Delaware are referred to collectively hereinafter as the "Debtor"), and Laboratory Corporation of America Holdings, a Delaware corporation ("LCA" and the "Holder of the Obligation").

         WHEREAS, Universal owns all the issued and outstanding capital stock of Universal of Delaware.

         WHEREAS, Universal and LCA are parties to a certain Co-Marketing Agreement, dated August 3, 1998 (the "Co-Marketing Agreement"), pursuant to which LCA will provide marketing services to Universal and Universal of Delaware and its subsidiaries;

         WHEREAS, Universal has agreed to pay LCA a termination fee under certain circumstances set forth in Section 10 of the Co-Marketing Agreement (the "Co-Marketing Agreement Termination Fee");

         WHEREAS, it is a condition precedent to LCA entering into such Co-Marketing Agreement and a certain Stock Purchase Agreement dated July 16, 1998 between Universal and LCA (the "Stock Purchase Agreement") that this Agreement be entered into; and

         WHEREAS, LCA has agreed to subordinate its right to payment of the Co-Marketing Termination Fee to certain indebtedness of the Debtor and to subordinate its security interest in certain assets of the Debtor granted by this Agreement to the security interest held by certain of the Debtor's lenders.

         NOW, THEREFORE, in consideration of promises and mutual covenants and agreements, set forth herein, the parties agree as follows:

         1. Grant of Security Interest. The Debtor hereby grants to LCA a lien and security interest in all of Debtor's now owned, and hereafter acquired, real and personal property, including but not limited to: all goods, equipment, vehicles, fixtures, inventory, documents, certificated securities, including, but not limited to the capital stock of Universal of Delaware, investment property, general intangibles (including all federal and state tax refunds, royalty payments such as under patent, trademark or other licensing arrangements, patents, trademarks and copyrights, proceeds of condemnation, awards, proceeds of judgments and proceeds of fire and other property insurance, such as business interruption insurance, all causes of action (including, without limitation, causes of action and recoveries under 11 U.S.C. ss. 542 - 550 and 553), and all earned and unearned insurance premium refunds), accounts, accounts receivable, contract rights, chattel paper, choses in action and instruments (negotiable or otherwise), and all additions and accessions to, all spare and repair parts, special tools, equipment and replacements for, all returned or repossessed goods, the sale of which gave rise to, and



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all proceeds and products of the foregoing wherever located, other than real or personal property securing Purchase Money Debt (as defined in the Stock Purchase Agreement), real and personal property subject to Capital Leases (as defined in the Stock Purchase Agreement) and capital stock of the subsidiaries of Universal of Delaware required to be licensed to conduct their business, ("Collateral") to secure Universal's obligations and liabilities to LCA to pay the Co-Marketing Termination Fee (the "Obligation") and all obligations of the Debtor now or hereafter existing under this Agreement.

         2. Address. The address of Debtor's chief executive office is as set forth below. The other address(es) of Debtor's businesses, if any, are set forth in Exhibit 2. Debtor shall provide LCA 30 days prior written notice of any change in its name or address.

         3. Sale of Collateral. So long as no Event of Default (as defined below) exists under this Agreement, Debtor may sell the Collateral in the ordinary course of Debtor's business, including the sale of equipment, furniture, fixtures, vehicles and other personal property in connection with the winding up of its laboratory operations.

         4. Debtor's Covenants. Except as otherwise provided in this Agreement, Debtor agrees:

                  (a) Maintenance of Collateral. Debtor shall maintain the Collateral in good condition and repair and not permit its value to be impaired. Debtor shall pay and discharge when due all taxes, license fees, levies and other charges upon the Collateral, except those being contested in good faith. Debtor shall not sell, lease or otherwise dispose of the Collateral, except for sales as provided in Section 3 of this Agreement. Debtor shall not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance. Loss of or damage to the Collateral shall not release Debtor from the Obligation. LCA shall have no duty or liability to preserve the Collateral.

                  (b) Insurance. Debtor shall keep the Collateral and LCA's interest in it insured under policies with such provisions and for such amounts as are customary for companies engaged in similar businesses and shall furnish duplicate originals of all such policies of insurance to LCA, with lender's loss payable or endorsements showing LCA's interest. If an insured casualty has occurred, then Debtor shall apply such proceeds to restoration of the Collateral, with any excess being retained by the Debtor, except as may otherwise be required by the terms of any Senior Debt (as defined in Section 5(b)(ix) of the Stock Purchase Agreement). All such insurance policies shall contain a provision that no cancellation or material alteration therein may be effected without giving LCA 30 days prior written notice thereof.

                  (c) Maintenance of Security Interest. Debtor shall pay all expenses, and, upon request, take any action reasonably deemed advisable by LCA to establish, determine priority of, perfect, continue perfected, terminate and/or enforce LCA's interest in the Collateral or rights under this Agreement. The Debtor will promptly, upon request of LCA, join with LCA in executing such further assurances in a form satisfactory to LCA with respect to the security interest granted hereby, including, without limitation, financing statements and continuation statements.


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                  (d) Collateral Records and Statements. Debtor shall keep
accurate and complete records respecting the Collateral. At such times as LCA may require, Debtor shall furnish to LCA a statement certified by the chief financial officer of Debtor, and in such form and containing such information as may be reasonably prescribed by LCA, showing the current status and value of the Collateral.

                  (e) Inspection of Collateral. At reasonable times, during business hours, LCA may examine the Collateral and Debtor's records pertaining to it, wherever located, and make copies of such records.

                  (f) Indemnification. The Debtor indemnifies and holds LCA harmless against any and all liability, loss, damage and expense, including court costs and reasonable attorneys' fees, which LCA may incur or suffer (1) pursuant to this Agreement or (2) by reason of LCA having a security interest in the Collateral.

         5. Default and Events of Default. If any of the following events shall occur and be continuing, hereinafter individually referred to as an Event of Default:

                  (a) Default in the payment of the Obligation when it becomes due and payable; or

                  (b) Default by the Debtor in the performance or observance of any other agreement, covenant or term of this Agreement and such default shall not have been remedied within 30 days after written notice thereof from the Purchaser to the Debtor; or

                  (c) The Debtor makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a trustee, liquidator or receiver of the Debtor or any substantial part of the assets of the Debtor, or commences any proceeding relating to the Debtor under any bankruptcy, reorganization, arrangement, insolvency or readjustment of debt, or similar law of any jurisdiction, now or hereafter in effect, or shall be adjudicated bankrupt or insolvent; or if any such petition or application is filed, or any such proceeding is commenced, against the Debtor and the Debtor indicates its approval thereof, consent thereto or acquiescence therein, or an order is entered appointing any such trustee, liquidator or receiver, or approving a petition in any such proceeding, and such order remains in effect for more than 120 days;

then, and in any such event, LCA may at any time thereafter (unless all Events of Default shall have been previously cured), by written notice to the Debtor, declare the Obligation to be due and payable, and the same thereupon shall become and be forthwith due and payable together with interest accrued thereon.

         6. Representations and Warranties. The Debtor represents and warrants the following: (a) Universal legally and beneficially owns 100% of the outstanding shares of capital stock of Universal of Delaware, all of which are duly and validly issued and are nonassessable; (b) Exhibit 6(b) hereto sets forth a description of all of the assets of the Debtor on which NBD Bank has a lien; (c) Exhibit 6(c) hereto sets forth a description of all Senior Debt and all collateral of the Debtor which secures that

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payment of any Senior Debt as of the date hereof; (d) Debtor is the owner of the
Collateral, free and clear of any pledge, mortgage, hypothecation, charge, or encumbrance, except NBD Bank's security interest and Permitted Liens; and (e) this Agreement creates a valid security interest and, upon filing a properly executed financing statement in the appropriate office and execution of a Subordination and Intercreditor Agreement between the Debtor, NBD Bank and LCA, creates a perfected security interest in the Collateral.

                  "Permitted Liens" means:

                  (a) Liens for taxes, assessments or governmental charges, liens incident to construction, common carriers, and public warehouse storage, which are either not delinquent or are being contested in good faith by appropriate proceedings.

                  (b) Liens set forth on Exhibit 6(c).

                  (c) Liens or deposits in connection with workers' compensation, unemployment, or other insurance, social security laws, or to secure customs' duties, public or statutory obligations in lieu of surety, stay or appeal bonds, or to secure performance of contracts or bids (other than contracts for the payment of money borrowed), or deposits required by law or governmental regulations or by any court order, decree, judgment or rule as condition to the transaction of business or the exercise of any right, privilege or license; or other liens or deposits of a like nature made in the ordinary course of business.

                  (d) Attachments, judgments and other similar liens arising in connection with court proceedings; provided, that the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being contested in good faith and by appropriate proceedings.

         7. Remedies. Upon the occurrence of an Event of Default, LCA shall have all rights and remedies for default provided by the Uniform Commercial Code ("UCC") as well as any other applicable law and any document or agreement relating to the Obligation. Debtor shall reimburse LCA for any expense incurred by LCA in protecting or enforcing its rights under this Agreement, including, without limitation, reasonable attorneys' fees and court costs, and all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral. After deduction of such expenses, LCA may apply the proceeds of disposition to the Obligation in such order and amounts as it elects.

         8. Persons Bound. This Agreement benefits and binds LCA, its successors and assigns, and binds the Debtor and its successors and assigns and benefits the holders of Senior Debt, Purchase Money Debt and Capital Leases. Neuter terms as used herein shall also refer, where applicable to the feminine gender and the masculine gender and the singular reference shall also include the plural of any word if the context so requires.

         9. Interpretation. All terms not otherwise defined have the meanings assigned to them by the Michigan Uniform Commercial Code.
Invalidity of any provision of this Agreement shall not affect the validity of any other provision.

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         10. Controlling Law. This Agreement shall be governed and construed under the laws of the State of Michigan (without regard to its choice of law or conflict of law rules).

         11. Headings. The section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. Assignment. This Agreement may not be assigned by either party hereto without the prior written consent of the other party hereto.

         14. Amendment and Certain Waivers. This Agreement may be amended or modified only by a written agreement executed by the Debtor and LCA. No failure to exercise and no delay in exercising any right under this Agreement shall operate as a waiver of such right. No exercise or partial exercise of any right granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any other rights or remedies provided by law. Universal of Delaware agrees that LCA may, from time to time, before or after a default by Universal, under the Co-Marketing Agreement or the Agreement with or without notice to Universal of Delaware, renew, extend or modify the terms of the Co-Marketing Agreement, including the Co-Marketing Termination Fee and the Obligation, and grant and allow such indulgences or compromises in connection therewith, as LCA may, in its sole discretion, deem appropriate, and release, renew, extend, surrender or compromise any obligation, in whole or in part of any person or parties liable on the Co-Marketing Termination Fee or the Obligation or any other guaranty of or any security interest of any person or party secondarily liable or otherwise liable for the Co-Marketing Fee or the Obligation. The Debtor agrees that LCA may realize on or proceed against any person or party liable in any capacity on the Co-Marketing Termination Fee or Obligation or any security given available therefore in such order and upon such terms and conditions as LCA may determine.

         15. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth or provided for in this Agreement. This Agreement supersedes all prior agreements and understandings among the parties with respect to the transactions contemplated by this Agreement.

         16. Notices. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given, or on the date of mailing if mailed by first class - return receipt requested, postage prepaid and properly addressed as follows:

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                  If to the Debtor, to:

                  Universal Standard Healthcare, Inc.
                  Universal Standard Healthcare of Delaware, Inc.
                  26500 Northwestern Highway
                  Southfield, MI  48076
                  Attention:  President

                           Copies to:

                           Dykema Gossett PLLC
                           400 Renaissance Center
                           Detroit, Michigan  48243-1668
                           Attention:  Thomas S. Vaughn, Esq.

                  If to Purchaser, to:

                  Laboratory Corporation of America Holdings
                  358 South Main Street
                  Burlington, NC  27215-9990
                  Attention:  Legal Department

                           Copies to:

                           Mezzullo & McCandlish
                           Suite 825
                           4300 Six Forks Road
                           Raleigh, NC  27609
                           Attention:  John R. Erwin, Esq.

or to such other address as may be specified in writing by any of the above.

         17. Validity of Provisions. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

         18. Attorney's Fees and Costs. In connection with any litigation brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs incurred at the trial and appellate levels.


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         19. Release. Upon payment in full of the Obligation or in the event the
Debtor shall have no further obligation to pay the Obligation as set forth in the Co-Marketing Agreement, this Agreement shall immediately terminate and Purchaser shall take all actions as are necessary to terminate its security interest in the assets of Debtor and its subsidiaries.

                IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be delivered on their behalf on the day and year first written above.


                                     UNIVERSAL STANDARD HEALTHCARE, INC.


                                     By:  /s/ Eugene E. Jennings
                                        --------------------------------------
                                                          , President
                                        ------------------



                                     UNIVERSAL STANDARD HEALTHCARE OF
                                     DELAWARE, INC.


                                     By:  /s/ Alan S. Ker
                                        --------------------------------------
                                                           , CFO
                                        -------------------



                                     LABORATORY CORPORATION OF AMERICA
                                     HOLDINGS


                                     By:  /s/ Bradford T. Smith
                                        --------------------------------------
                                                             , President
                                        ---------------------




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